UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2006



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                       1-4626                13-1534671
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Information

     On July 20, 2006, Harvey Electronics, Inc. issued a press release regarding the cancellation of its annual stockholder meeting. A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
          99.1 Press Release dated July 20, 2006



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HARVEY ELECTRONICS, INC.


                       By: /s/ Joseph J. Calabrese
                           -------------------------------------------------
                           Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  July 20, 2006

EXHIBIT 99.1


                            HARVEY ELECTRONICS, INC.
                        Extraordinary. In every way.(TM)

For Immediate Release
July 20, 2006


                          HARVEY ELECTRONICS ANNOUNCES
                        CANCELLATION OF ANNUAL MEETING;
                NEW ANNUAL MEETING DATE TO BE DETERMINED SHORTLY

Lyndhurst, NJ, July 20, 2006 -- Harvey Electronics, Inc. ("Harvey Electronics", "Harvey" or the "Company"; NASDAQ Capital Market symbol: "HRVE") announced today that it has cancelled its annual meeting of shareholders scheduled for July 21, 2006. A new annual meeting date will be announced shortly.

The Company decided to cancel its annual meeting as a result of an insufficient number of shareholder responses in favor of certain of the proposals which were to be voted on at the annual meeting. While the proposals were supported by an overwhelming majority of those stockholders who voted their shares, less than half of the outstanding common shares were voted directly by our shareholders. Michael Recca, Chairman, stated, "Harvey Electronics has a large number of shareholders for a small cap company, many of whom have been difficult to contact in spite of the best efforts of the Company and our proxy solicitor. Because a number of the important matters contained in our proxy statement, relating to the proposed capital investment required a majority of all shareholders to vote in the affirmative, we required a higher vote tabulation in order to receive approval for these initiatives. Approximately 46.5% of the outstanding common shares represented broker non-votes, which occurs when a broker's customer fails to provide voting instructions on non-discretionary matters. The overwhelming support we have received from shareholders who voted, and the unanimous conviction of our Board of Directors and Management of the benefit to shareholders of the proposed capital investment, compel us to re-file a new proxy statement with the Securities and Exchange Commission as soon as possible."

The Company intends to promptly file a new proxy statement with the Securities and Exchange Commission to place the proposals, including the proposed $4.0 capital investment, before the shareholders again.

Harvey Electronics is a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area. The Company currently operates a total of nine locations; eight Harvey showrooms and one separate Bang & Olufsen branded store. There are two Harvey locations in Manhattan and six suburban locations in Paramus, New Jersey; Mt. Kisco, in Westchester; Greenwich, Connecticut; Greenvale/Roslyn, on the north shore of Long Island, in Eatontown, New Jersey and our newest store in Bridgewater, New Jersey. The Bang & Olufsen branded store is located in Union Square on 927 Broadway at 21st Street, in Manhattan. The Company also has a Bang & Olufsen showroom within our Harvey retail store in Greenwich, Connecticut.

Audio Video International, a well-respected trade publication, has named Harvey Electronics a national "Top Ten Retailer of the Year", seven years in a row.

Please visit a Harvey store or one of our Bang & Olufsen showrooms. Also, please inquire about Harvey's custom installation services.

From time to time, information provided by the Company, statements made by its employees or information, included in its filings with the Securities and Exchange Commission may contain statements, which are so-called "forward-looking statements" and not historical facts. Forward-looking statements can be identified by the use of words such as "believe", "expect", "intend",
"anticipate", "in my opinion", and similar words or variations. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual future results may differ significantly from those stated in any forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand, pricing, market acceptance, litigation, risks in product and technology development and other risk factors detailed in the Company's Prospectus dated March 31, 1998 and from time to time in the Company's Securities and Exchange Commission reports including its Form 10-K and Forms 10-Q.

For  more   information   and   showroom   locations,   visit  our   website  at
www.harveyonline.com.

CONTACTS:
o        Michael E. Recca,
         Chairman of the Board
         Tel. (212) 709-1907, Fax: (212) 709-1952
         Email: mer@skycapitalholdings.com
o        Franklin C. Karp, CEO/President,
         E-mail: fkarp@harveyonline.com or
         Joseph J. Calabrese, Executive Vice President & CFO
         E-mail: jcalabrese@harveyonline.com
         Harvey Electronics, Inc.
         Tel. (201) 842-0078, Fax (201) 842-0317